Exhibit 10.88

                                Supplement No. 2
                                       to
                         FIRST PREFERRED FLEET MORTGAGE


  SUPPLEMENT NO. 2 dated December 20, 1995 ("Supplement No. 2"), by READING & BATES OFFSHORE, LIMITED, an Oklahoma corporation with its principal place of business at 901 Threadneedle, Houston, Texas 77079 (the "Mortgagor") to THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation with an office at 1211 Avenue of the Americas, New York, N.Y., 10036 (the "Mortgagee").

                              W I T N E S S E T H:

        WHEREAS, the Mortgagor has executed and delivered to the Mortgagee the First Preferred Fleet Mortgage dated May 25, 1995, as amended and supplemented by Supplement No. 1 dated July 13, 1995, (said First Preferred Fleet Mortgage, as amended and supplemented, being herein called the "Mortgage" and the terms herein, unless otherwise defined, being used as defined in the Mortgage); and

        WHEREAS, by the Mortgage the Mortgagor mortgaged to the Mortgagee the U.S. flag drilling rigs F.G. McCLINTOCK, Official No. 562059 and GEORGE H. GALLOWAY, Official No. 651646 (as more fully described in the Mortgage), to secure, among other things, payment of all amounts due and owing under the Loan Agreement dated as of May 25, 1995 and the Note dated May 25, 1995; and

        WHEREAS, the Mortgage was recorded on May 25, 1995 at 11:18 a.m. at the United States Coast Guard Vessel Documentation Office at the Port of Houston, Texas, in Book B-95/5, page 491; and

        WHEREAS, Supplement No. 1 was recorded on July 14, 1995 at 1:00 p.m. at the United States Coast Guard Vessel Documentation Office at the Port of Houston, Texas, in Book 95/7, page 136; and

        WHEREAS, pursuant to Amendment No. 1 to Loan Agreement dated as of December __, 1995 ("Amendment No. 1") the Mortgagee has agreed to lend an additional USD 5,000,000 to the Mortgagee and such additional amount is to be secured by the Mortgage and evidenced by the Note; and

        WHEREAS, the Note has been amended by Endorsement No. 1 dated December __, 1995 ("Endorsement No. 1"); and

        WHEREAS, the execution and delivery of this Supplement No. 2 have been duly authorized and all conditions and requirements necessary to make this instrument a valid and binding agreement and to effect the modifications of the Mortgage provided herein and to continue the Mortgage, as supplemented and amended by this Supplement No. 2, as a valid, binding and legal first preferred fleet mortgage for the security of all amounts due under the Loan Agreement and the Note, have been duly performed and complied with:

        NOW, THEREFORE, THIS SUPPLEMENT WITNESSETH:

                                 ARTICLE FIRST

        SECTION 1. The form of Loan Agreement as Annex I to the Mortgage is hereby amended by adding to it Amendment No. 1 in the form of Exhibit A to this Supplement No. 2.

        SECTION 2. The form of Note as Exhibit A to Annex I of the Mortgage is hereby amended by adding to it Endorsement No. 1 in the form of Exhibit B to this Supplement No. 2.

        SECTION 3. For the purpose of recording the Mortgage, as the same is hereby supplemented, as required by 46 U.S. Code Ch. 313, the total amount is increased to Thirty Million United States Dollars (USD 30,000,000) plus interest, costs, expenses and performance of mortgage covenants; the discharge amount is the same as the total amount; and there is no separate discharge amount.

                                 ARTICLE SECOND

        SECTION 1. All of the covenants and agreements on the part of the Mortgagor which are set forth in, and all the rights, privileges, powers and immunities of the Mortgagee which are provided for in the Mortgage are incorporated herein and shall apply to the Vessels hereby and heretofore subjected to the lien of the Mortgage and otherwise with the same force and effect as though set forth at length in this supplement.

        SECTION 2. This instrument is executed as and shall constitute an instrument supplemental to the Mortgage, and shall be construed in connection with and as part of the Mortgage.

        SECTION 3. Except as modified and expressly amended by this Supplement No. 2 and any other supplement, the Mortgage is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

        SECTION 4. This Supplement No. 2 may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original.

        IN WITNESS WHEREOF, this Supplement No. 2 has been executed and delivered the day and year first above written.


                          READING AND BATES OFFSHORE, LIMITED


                          By:_________________________________
                             Name:____________________________
                             Title:___________________________


                          THE CIT GROUP/EQUIPMENT FINANCING, INC.


                          By:_________________________________
                             Name:____________________________
                             Title:___________________________



  STATE OF TEXAS          )
                          ) ss.:
  COUNTY OF HARRIS        )


        On this ___ day of December, 1995, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that his address is 901 Threadneedle, Houston, Texas 77079; that he is _______________ of Reading & Bates Offshore, Limited the corporation described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said corporation.



                          ______________________________________
                          (Notary Public)




  STATE OF TEXAS          )
                          ) ss.:
  COUNTY OF DALLAS        )


        On this ___ day of December, 1995, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that his address is Two Lincoln Center, Suite 200, 5420 LBJ Freeway, Dallas, Texas 75240; that he is _______________ of The CIT Group/Equipment Financing, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said corporation.



                          ______________________________________
                          (Notary Public)